UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

CLOUGH GLOBAL EQUITY FUND
(Name of Registrant as Specified In Its Charter)

ALPS Fund Services, Inc.

Attn: Erin D. Nelson, Esq.

1290 Broadway, Suite 1100, Denver, CO 80203

(720) 917-0602

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CLOUGH GLOBAL ALLOCATION FUND

CLOUGH GLOBAL EQUITY FUND

CLOUGH GLOBAL OPPORTUNITIES FUND

(each a “Fund” collectively, the “Funds”)

1290 Broadway, Suite 1100

Denver, Colorado 80203

(877) 256-8445

NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS

TO BE HELD ON JULY 15, 2013

To the Shareholders of the Funds:

Notice is hereby given that the Annual Meetings of Shareholders (each a “Meeting” and collectively the “Meetings”) of the Funds will be held at the offices of the Funds, 1290 Broadway, Suite 1100, Denver, Colorado 80203, on Monday, July 15, 2013, at 9:00 a.m. Mountain Time, for the following purposes:

1.	Shareholders of the Clough Global Allocation Fund are being asked to elect three (3) Trustees of the Clough Global Allocation Fund;

2.	Shareholders of the Clough Global Equity Fund are being asked to elect four (4) Trustees of the Clough Global Equity Fund;

3.	Shareholders of the Clough Global Opportunities Fund are being asked to elect three (3) Trustees of the Clough Global Opportunities Fund; and

4.	To consider and vote upon such other matters, including adjournments, as may properly come before said Meeting or any adjournments thereof.

These items are discussed in greater detail in the attached combined Proxy Statement.

The close of business on May 16, 2013, has been fixed as the record date for the determination of shareholders entitled to a notice of and to vote at the applicable Meeting and any adjournments thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN A FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE EITHER VOTE VIA THE INTERNET OR COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees of:

Clough Global Allocation Fund

Clough Global Equity Fund

Clough Global Opportunities Fund

Edmund J. Burke

President and Trustee

May 29, 2013

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CLOUGH GLOBAL ALLOCATION FUND (“GLV”)

CLOUGH GLOBAL EQUITY FUND (“GLQ”)

CLOUGH GLOBAL OPPORTUNITIES (“GLO”)

(each a “Fund” and collectively, the “Funds”)

ANNUAL MEETINGS OF SHAREHOLDERS

July 15, 2013

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Funds (the “Board”) for use at the Annual Meetings of Shareholders of the Funds (each a “Meeting” and collectively, the “Meetings”) to be held on Monday, July 15, 2013, at 9:00 a.m. Mountain Time, at the offices of the Funds, 1290 Broadway, Suite 1100, Denver, Colorado 80203, and at any adjournments thereof.

Internet Availability of Proxy Materials

As permitted by the Securities and Exchange Commission (“SEC”) the Funds are furnishing proxy materials to shareholders on the Internet, rather than mailing paper copies to each shareholder. The Notice of Internet Availability of Proxy Materials (“Notice”) tells you how to access and review the proxy materials and vote your shares via the Internet. If you would like to receive a paper copy of the Funds’ proxy statement free of charge, please follow the instructions in the Notice. The Notice of each Fund’s Meeting or the Proxy Statement with the accompanying proxy card was mailed to shareholders on or about May 29, 2013.

Other Methods of Proxy Solicitation

In addition to the solicitation of proxies by Internet or mail, officers of the Funds and officers and regular employees of Computershare Trust Company, NA (“Computershare”), the Funds’ transfer agent, ALPS Fund Services, Inc. (“ALPS”), the Funds’ administrator, and affiliates of Computershare, ALPS or other representatives of the Funds may also solicit proxies by telephone, Internet or in person. The expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by ALPS. ALPS will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of each Fund’s Common Shares (as defined below). In addition, the Trust has engaged Boston Financial Data Services, Inc. (“BFDS”) to assist in the proxy effort for the Trust. Under the terms of the engagement, BFDS will be providing a web site for the dissemination of these proxy materials and tabulation services.

THE FUNDS’ MOST RECENT ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED MARCH 31, 2013, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUNDS AT 1290 BROADWAY, SUITE 1100, DENVER, COLORADO 80203 OR BY CALLING THE FUNDS AT 877-256-8445 OR VIA THE INTERNET AT WWW.CLOUGHGLOBAL.COM.

If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Common Shares represented thereby will be voted “FOR” the applicable proposals listed in the accompanying Notice of Annual Meeting of Shareholders, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the applicable Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Common Shares in person or by submitting a letter of revocation or a later-dated proxy to the Funds at the above address prior to the date of the Meeting.

If a quorum is not present at a Meeting, or if a quorum is present at a Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment for a Meeting will require the affirmative vote of a majority of those Common Shares present at a Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against such adjournment.

The close of business on May 16, 2013, has been fixed as the “Record Date” for the determination of shareholders entitled to notice of and to vote at the Funds’ Meetings and all adjournments thereof.

Each Fund has one class of capital stock: Common Shares (“Common Shares”). The holders of Common Shares are entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. As of the Record Date the following totals were the number of Common Shares outstanding for each Fund.

Fund	Common Shares Outstanding

Clough Global Allocation Fund	10,434,605.600

Clough Global Equity Fund	17,840,704.600

Clough Global Opportunities Fund	51,736,858.600

The following table shows the ownership as of December 31, 2012 of Common Shares of each Fund by each Trustee and the Funds’ principal executive officer and principal financial officer (each an “Executive Officer” and together, the “Executive Officers”). Each Trustee and Executive Officer and all Trustees and Executive Officers as a group owned less than 1% of each Fund’s outstanding shares as of December 31, 2012.

	Total GLV	Total GLQ	Total GLO
Trustees & Executive Officer’ s Names	Shares Owned	Shares Owned	Shares Owned
Edmund J. Burke*	None	None	None
Robert L. Butler	2,007	1,982	1,857
James E. Canty	6,483	7,754	6,265
Adam D. Crescenzi	None	None	5,921
Jeremy O. May*	None	None	None
John F. Mee	None	None	None
Richard C. Rantzow	2,339	2,355	None
Jerry G. Rutledge	5,810	9,635	5,000
Vincent W. Versaci**	None	None	None
All Trustees and Executive Officers as a group	16,639	21,726	19,043

* Mr. Burke is a Trustee and the Principal Executive Officer of each Fund. Mr. May is the Principal Financial Officer of each Fund.

** Judge Versaci was appointed a Trustee as of March 14, 2013.

The following tables show, as of May 16, 2013, the ownership of common shares by persons or organizations known to each Fund to be beneficial owners of more than 5% of a Fund’s outstanding Common Shares.

5% or greater Shareholders(1)
CLOUGH GLOBAL ALLOCATION
	Percentage of Shares	Total Shares
Name & Address	Held	Owned

None

CLOUGH GLOBAL EQUITY FUND
	Percentage of Shares	Total Shares
Name & Address	Held	Owned

1607 Capital Partners, LLC 4991 Lake Brook Drive, Suite 125 Glen Allen, VA 23060	7.73%	1,379,355

CLOUGH GLOBAL OPPORTUNITIES FUND
	Percentage of Shares	Total Shares
Name & Address	Held	Owned

Lazard Asset Management LLC 30 Rockefeller Plaza New York, New York 10112	7.73%	3,999,130

(1)	The table above shows 5% or greater shareholders’ ownership of Shares as of May 16, 2013. The information contained in this table is based on Schedule 13G filings made on or before May16, 2013.

In order that your Common Shares may be represented at the Meeting(s), you are requested to vote on the following matters:

PROPOSALS 1, 2 and 3

ELECTION OF NOMINEES

TO EACH FUND’S BOARD OF TRUSTEES

Nominees for Each Fund’s Board of Trustees

Each Fund’s Board is divided into three classes, each class having a term of three years. Each year the term of office for one class will expire. Listed below are the respective nominees for each Fund, who have been nominated by their respective Board for election to a three-year term to expire at each Fund’s 2016 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Proposal 1: Nominees for the Clough Global Allocation Fund

(1)	Edmund J. Burke
(2)	John F. Mee
(3)	Vincent W. Versaci

Proposal 2: Nominees for Clough Global Equity Fund

(1)	Robert L. Butler
(2)	James E. Canty
(3)	Richard C. Rantzow
(4)	Vincent W. Versaci

Proposal 3: Nominees for Clough Global Opportunities Fund

(1)	Adam D. Crescenzi
(2)	Jerry G. Rutledge
(3)	Vincent W. Versaci

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the nominees named above. Each nominee has indicated that he has consented to serve as a Trustee if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election; however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Information About Each Trustee’s Professional Experience And Qualifications

Provided below is a brief summary of the specific experience, qualifications, attributes or skills for each Trustee that warranted their consideration as a Trustee candidate to the Board of each Fund, which are structured as individual investment companies under the Investment Company Act of 1940, as amended, (“1940 Act”).

Robert L. Butler – Mr. Butler is currently an independent consultant for businesses. Mr. Butler was President of Pioneer Funds Distributor, Inc. from 1989 to 1998. He was Senior Vice-President from 1985 to 1988 and Executive Vice-President and Director from 1988 to 1999 of the Pioneer Group, Inc. While at the Pioneer Group, Inc. until his retirement in 1999, Mr. Butler was a Director or Supervisory Board member of a number of subsidiary and affiliated companies, including: Pioneer First Polish Investment Fund, JSC, Pioneer Czech Investment Company and Pioneer Global Equity Fund PLC. From 1975 to 1984 Mr. Butler was a Vice-President of the National Association of Securities Dealers (currently Financial Industry Regulatory Authority). Mr. Butler has served as Trustee since each Fund’s inception and as Chairman of the Board for each Fund since 2006. Mr. Butler has also served as a member of the Audit Committee and Nominating Committee during his tenure as a Trustee for each Fund. In addition, since being appointed to the Board, Mr. Butler has further enhanced his experience and skills, in conjunction with the other Trustees, through the Board’s oversight of the Funds’ officers in dealing with a diverse range of topics, to include but not limited to, portfolio management, legal and regulatory matters, compliance oversight, preparation of financial statements and oversight of the Funds’ multiple service providers. The Board of Trustees, in its judgment of Mr. Butler’s professional experience in the financial services industry, including extensive involvement with international investing and as a trustee of closed-end investment companies, believes Mr. Butler contributes a diverse perspective to the Board that warrants his continued selection as a nominee to be a Trustee.

Adam D. Crescenzi – Mr. Crescenzi is currently a Trustee of Dean College and founding partner of Simply Tuscan Imports LLC. He has been a founding partner and investor of several start-up technology and service firms, such as Telos Partners, a strategic business advisory firm, Creative Realties, Inc. a creative arts technology firm, and ICEX, Inc. whose principal business is web-based corporate exchange forums. Prior to being involved in multiple corporate start-ups, Mr. Crescenzi retired from CSC Index as Executive Vice-President of Management Consulting Services. During his career, Mr. Crescenzi has also served with various philanthropic organizations such as the Boston College McMullen Museum of Arts. Mr. Crescenzi has served as Trustee since each Fund’s inception. Mr. Crescenzi has also served as a member of the Audit Committee and Nominating Committee during his tenure as a Trustee for each Fund. Mr. Crescenzi has served as Chairman of the Nominating Committee for each Fund since 2006. In addition, since being appointed to the Board, Mr. Crescenzi has further enhanced his experience and skills, in conjunction with the other Trustees, through the Board’s oversight of the Funds’ officers in dealing with a diverse range of topics, to include but not limited to, portfolio management, legal and regulatory matters, compliance oversight, preparation of financial statements and oversight of the Funds’ multiple service providers. The Board of

Trustees, in its judgment of Mr. Crescenzi’s professional experience with emergent businesses, strategic consulting and as a trustee of closed-end investment companies, believes Mr. Crescenzi contributes a diverse perspective to the Board that warrants his continued selection as a nominee to be a Trustee.

John F. Mee, Esquire – Mr. Mee has been a practicing attorney for over 40 years with experience in both Massachusetts’ state and Federal District Court. Mr. Mee continues to practice in the areas of commercial law, family law, product liability and criminal law. Mr. Mee is a member of the Bar of the Commonwealth of Massachusetts and the Middlesex and Central Middlesex Bar Associations, respectively. He was an instructor in the Harvard Law School Trial Advocacy Workshop from 1990 to 2009. During his legal career, Mr. Mee has also served as a director with various philanthropic organizations such as Holy Cross Alumni Association and the Concord Carlisle Scholarship Fund. Mr. Mee has served as Trustee since each Fund’s inception. Mr. Mee has also served as a member of the Audit Committee and Nominating Committee during his tenure as a Trustee for each Fund. In addition, since being appointed to the Board, Mr. Mee has further enhanced his experience and skills, in conjunction with the other Trustees, through the Board’s oversight of the Funds’ officers in dealing with a diverse range of topics, to include but not limited to, portfolio management, legal and regulatory matters, compliance oversight, preparation of financial statements and oversight of the Funds’ multiple service providers. The Board of Trustees, in its judgment of Mr. Mee’s professional experience as a reputable attorney and as a trustee of closed-end investment companies, believes Mr. Mee contributes a diverse perspective to the Board that warrants his continued selection as a nominee to be a Trustee.

Richard C. Rantzow – Mr. Rantzow, a Certified Public Accountant, has over 40 years of experience in the finance industry and has served in a variety of roles. Mr. Rantzow during his nearly 30 year career at Ernst & Young, an independent public accounting firm, served as an audit partner and office managing partner. At Ernst & Young, he was responsible for the auditing of financial statements for a variety of companies, which included financial institutions. In addition, Mr. Rantzow also currently serves as Trustee and Audit Committee Chairman of the Liberty All-Star Equity Fund and Director and Audit Committee Chairman of the Liberty All-Star Growth Fund, each a closed-end investment company. Mr. Rantzow has served as Trustee since each Fund’s inception. Mr. Rantzow has also served as Chairman of the Audit Committee and as a member of the Nominating Committee during his tenure as a Trustee for each Fund. In addition, since being appointed to the Board, Mr. Rantzow has further enhanced his experience and skills, in conjunction with the other Trustees, through the Board’s oversight of the Funds’ officers in dealing with a diverse range of topics, to include but not limited to, portfolio management, legal and regulatory matters, compliance oversight, preparation of financial statements and oversight of the Funds’ multiple service providers. The Board of Trustees, in its judgment of Mr. Rantzow’s professional experience in the preparation and auditing of financial statements for financial institutions and as a trustee of closed-end investment companies, believes Mr. Rantzow contributes a diverse perspective to the Board that warrants his continued selection as a nominee to be a Trustee.

Jerry G. Rutledge – Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business that has operated for over 40 years. As a recognized community leader in the state of Colorado Mr. Rutledge was elected as a Regent at the University of Colorado in 1994 and retired in 2007. In addition, Mr. Rutledge is currently serving as a Director of the University of Colorado Hospital and is a Trustee of Financial Investors Trust, an open-end investment company. Mr. Rutledge also served as a Director of the American National Bank until 2009. Mr. Rutledge has served as Trustee since each Fund’s inception. Mr. Rutledge has also served as a member of the Audit Committee and Nominating Committee during his tenure as a Trustee for each Fund. Mr. Rutledge has further enhanced his experience and skills, in conjunction with the other Trustees, through the Board’s oversight of the Funds’ officers in dealing with a diverse range of topics, to include but not limited to, portfolio management, legal and regulatory matters, compliance oversight, preparation of financial statements and oversight of the Funds’ multiple service providers. The Board of Trustees, in its judgment of Mr. Rutledge’s leadership, long-term professional success in operating a business in a competitive industry and as a trustee of closed-end investment companies, believes Mr. Rutledge contributes a diverse perspective to the Board that warrants his continued selection as a nominee to be a Trustee.

Hon. Vincent W. Versaci –Judge Versaci has served as a Judge and Supreme Court Justice in the State of New York since January, 2003. Currently, Judge Versaci is assigned as an Acting Supreme Court Justice and presides over the Surrogate’s Court for Schenectady County, New York. Previously, Judge Versaci has served as an Adjunct Professor at Schenectady County Community College and a practicing attorney with an emphasis on civil and criminal litigation primarily in New York State Courts. Judge Versaci has served as a member of each Fund’s Audit Committee, Nominating Committee and as a Trustee since March 2013. In addition, since being appointed to the Board, Judge Versaci has further enhanced his experience and skills, in conjunction with the other Trustees, through the Board’s oversight of the Funds’ officers in dealing with a diverse range of topics, to include but not limited to, portfolio management, legal and regulatory matters, compliance oversight, preparation of financial statements and oversight of the Funds’ multiple service providers. The Board of Trustees, in its judgment of Judge Versaci’s professional experience as a reputable attorney and judge, believes Judge Versaci contributes a diverse perspective to the Board that warrants his selection as a nominee to be a Trustee.

Edmund J. Burke – Mr. Burke joined ALPS Fund Services, Inc. in 1991 and is currently the Chief Executive Officer and President of ALPS Holdings, Inc., and a Director of ALPS Advisors, Inc., ALPS Distributors, Inc., ALPS Fund Services, Inc., and ALPS Portfolio Solutions Distributors, Inc. These organizations specialize in the day-to-day operations associated with both open- and closed-end investment companies, exchange traded funds and hedge funds. In addition, Mr. Burke is also currently Trustee, Chairman and President of the Financial Investors Trust, an open-end investment company and Trustee and Vice-President of the Liberty All-Star Equity Fund and Director and Vice President of the Liberty All-Star Growth Fund, Inc., each a closed-end investment company. Mr. Burke has served as Trustee for each Fund since 2006 and as an interested trustee he does not serve as a member of the Audit and Nominating Committees. In addition, since being appointed to the Board, Mr. Burke has further enhanced his experience and skills, in conjunction with the other Trustees, through the Board’s oversight of the Funds’ officers in dealing with a diverse range of topics, to include but not limited to, portfolio management, legal and regulatory matters, compliance oversight, preparation of financial statements and oversight of the Funds’ multiple service providers. The Board of Trustees, in its judgment of Mr. Burke’s long-term professional experience with operational requirements and obligations in operating closed-end investment companies and as a trustee of closed-end investment companies, believes Mr. Burke contributes a diverse perspective to the Board that warrants his continued selection as a nominee to be a Trustee.

James E. Canty, Esquire – Mr. Canty is a founding partner and Portfolio Manager for Clough Capital Partners, LP (“Clough”). Prior to founding Clough in 2000, Mr. Canty worked as a corporate and securities lawyer and Director of Investor Relations for Converse, Inc. from 1995 to 2000. He was a corporate and securities lawyer for the Boston offices of Goldstein & Manello, P.C. from 1993 to 1995 and Bingham, Dana and Gould from 1990 to 1993. Mr. Canty served as an Adjunct Professor at Northeastern University from 1996 to 2000. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd and Clough Offshore Fund (QP), Ltd. Mr. Canty is also currently a Trustee of St. Bonaventure University. Mr. Canty has served as Trustee since each Fund’s inception and as an interested trustee does not serve as a member of the Audit and Nominating Committees. In addition, since being appointed to the Board, Mr. Canty has further enhanced his experience and skills, in conjunction with the other Trustees, through the Board’s oversight of the Funds’ officers in dealing with a diverse range of topics, to include but not limited to, portfolio management, legal and regulatory matters, compliance oversight, preparation of financial statements and oversight of the Funds’ multiple service providers. Mr. Canty is also a certified public accountant. The Board of Trustees, in its judgment of Mr. Canty’s long-term professional experience with portfolio management and as a trustee of closed-end investment companies, believes Mr. Canty contributes a diverse perspective to the Board that warrants his continued selection as a nominee to be a Trustee.

Also, additional information regarding each Trustee’s current age, principal occupations and other directorship, if any, that have been held by the Trustees is provided in the table below.

Additional Information About Each Trustee And the Funds’ Officers

The table below sets forth the names, addresses and age of the Trustees and principal officers of the Funds, the year each was first elected or appointed to office, their term of office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee or the Fund Complex and their other directorships of public companies.

Name, Address[1] and Age	Position(s) Held with the Funds	Term of office and length of service with GLV[2], GLQ[3] & GLO[4]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[5]	Other Directorships Held by Trustee During the Past Five Years
Non-Interested Trustees/Nominees
Robert L. Butler Age, 72	Chairman of the Board and Trustee Nominee for: GLQ	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2015 GLQ: 2013 GLO: 2014	Since 2001, Mr. Butler has been an independent consultant for businesses. Mr. Butler has over 45 years experience in the investment business, including 17 years as a senior executive with a global investment management/natural resources company and 20 years with a securities industry regulation organization, neither of which Mr. Butler has been employed by since 2001.	3
Adam D. Crescenzi Age, 70	Trustee Nominee for: GLO	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2014 GLQ: 2015 GLO: 2013	Mr. Crescenzi is a Trustee of Dean College. He has been a founder and investor of several start-up technology and service firms. He currently is the Founding Partner of Simply Tuscan Imports LLC since 2007. He also serves as a Director of two non-profit organizations. He retired from CSC Index as Executive Vice-President of Management Consulting Services.	3
John F. Mee Age, 69	Trustee Nominee for: GLV	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2013 GLQ: 2014 GLO: 2015	Mr. Mee is an attorney practicing commercial law, family law, product liability and criminal law. Mr. Mee is currently a member of the Bar of the Commonwealth of Massachusetts. He serves on the Board of Directors of The College of the Holy Cross Alumni Association and Concord Carlisle Scholarship Fund, a Charitable Trust. Mr. Mee was from 1990 to 2009 an Advisor at the Harvard Law School Trial Advocacy Workshop.	3
Richard C. Rantzow Age, 74	Trustee Nominee for: GLQ	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2015 GLQ: 2013 GLO: 2014	Mr. Rantzow has over 40 years experience in the financial industry. His professional experience includes serving as an audit partner with Ernst & Young which specifically involved auditing financial institutions. Mr. Rantzow has also served in several executive positions in both financial and non-financial industries. Mr. Rantzow’s educational background is in accounting and he is a Certified Public Accountant who has continued to serve on several audit committees of various financial organizations.	3	Mr. Rantzow is a Trustee and Chairman of the Audit Committee of the Liberty All-Star Equity Fund and Director and Chairman of the Audit Committee of the Liberty All-Star Growth Fund, Inc.

Jerry G. Rutledge Age, 68	Trustee Nominee for: GLO	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2014 GLQ: 2015 GLO: 2013	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge was from 1994 to 2007 a Regent of the University of Colorado. In addition, Mr. Rutledge is currently serving as a Director of the University of Colorado Hospital. Mr. Rutledge also served as a Director of the American National Bank from 1985 to 2009.	4	Mr. Rutledge is currently a Trustee of the Financial Investor Trust.
Hon. Vincent W. Versaci Age, 42	Trustee Nominee for GLV, GLQ and GLO	Trustee since: GLV: 2013 GLQ: 2013 GLO: 2013 Term expires: GLV: 2014 GLQ: 2015 GLO: 2016	Judge Versaci has served as a Judge and Supreme Court Justice in the State of New York since January, 2003. Currently, Judge Versaci is assigned as an Acting Supreme Court Justice and presides over the Surrogate’s Court for Schenectady County, New York. Previously, Judge Versaci has served as an Adjunct Professor at Schenectady County Community College and a practicing attorney with an emphasis on civil and criminal litigation primarily in New York State Courts.	3	None
Interested Trustees6/Nominees
Edmund J. Burke[7] Age, 52	Trustee and President Nominee for: GLV	Trustee since: GLV: 2006 GLQ: 2006 GLO: 2006 Term expires: GLV: 2013 GLQ: 2014 GLO: 2015 President since: GLV: 2004 GLQ: 2005 GLO: 2006	Mr. Burke joined ALPS in 1991 and is currently the Chief Executive Officer and President of ALPS Holdings, Inc., and a Director of ALPS Advisors, Inc., ALPS Distributors, Inc., ALPS Fund Services, Inc., and FTAM Distributors, Inc. Mr. Burke is deemed an affiliate of each Fund as defined under the 1940 Act.	4	Mr. Burke is also Trustee, Chairman and President of Financial Investors Trust. Mr. Burke is a Trustee and Vice President of the Liberty All-Star Equity Fund and is a Director and Vice President of the Liberty All-Star Growth Fund, Inc.
James E. Canty[8] Age, 50 Clough Capital Partners, LP One Post Office Square 40th Floor Boston, MA 02109	Trustee Nominee for: GLQ	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2015 GLQ: 2013 GLO: 2014	Mr. Canty is a founding partner and Portfolio Manager for Clough. Mr. Canty is deemed an affiliate of each Fund as defined under the 1940 Act. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd and Clough Offshore Fund (QP), Ltd. Mr. Canty is also currently a Trustee of St. Bonaventure University. Mr. Canty is a Certified Public Accountant.	3	N/A

Officers
Jeremy O. May Age, 43	Treasurer	Officer since[9]: GLV: 2004 GLQ: 2005 GLO: 2006	Mr. May joined ALPS in 1995 and is currently President and Director of ALPS and Director of ALPS Advisors, Inc., ALPS Distributors, Inc., ALPS Holdings, Inc. and ALPS Portfolio Solutions Distributors, Inc. Mr. May is deemed an affiliate of each Fund as defined under the 1940 Act. Mr. May is also the Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Financial Investors Trust and Financial Investors Variable Insurance Trust. Mr. May is also President, Chairman and Trustee of the Reaves Utility Income Fund. Mr. May is currently on the Board of Directors of the University of Colorado Foundation.	N/A	N/A
Erin D. Nelson, Esq. Age, 36	Secretary	Officer since[9]: GLV: 2004 GLQ: 2005 GLO: 2006	Ms. Nelson joined ALPS in 2003 and is currently Vice-President and Assistant General Counsel of ALPS and Vice-President of ALPS Advisors, Inc., ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributors, Inc. Ms. Nelson is deemed an affiliate of each Fund as defined under the 1940 Act.	N/A	N/A
Theodore J. Uhl Age, 38	Chief Compliance Officer	Officer since[9]: GLV: 2010 GLQ: 2010 GLO: 2010	Mr. Uhl joined ALPS in October 2006, and is currently Vice President and Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served as Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is currently Chief Compliance Officer of Drexel Hamilton Mutual Funds, Financial Investors Trust, Reaves Utility Income Fund and Transparent Value Trust.	N/A	N/A
Dawn Cotten Age, 35	Assistant Treasurer	Officer since[9]: GLV: 2010 GLQ: 2010 GLO: 2010

Ms. Cotten joined ALPS in June 2009

as a Vice President, Fund Controller.

Prior to joining ALPS, Ms. Cotten

served as Assistant Vice President of

Fund Accounting for Madison Capital

Management from February 2009 to

June 2009. Prior to this, Ms. Cotten

served as Financial Reporting

Manager for Janus Capital Group. Ms.

Cotten is deemed an affiliate of each

Fund as defined under the 1940 Act.

Ms. Cotten is currently Assistant

Treasurer of RiverNorth Funds, Stone

Harbor Investment Funds, Stone

Harbor Emerging Markets Income

Fund and Stone Harbor Emerging

Markets Total Income Fund.

				N/A	N/A

1	Address: 1290 Broadway, Suite 1100, Denver, Colorado 80203, unless otherwise noted.
2	GLV commenced operations on July 28, 2004.
3	GLQ commenced operations on April 27, 2005.
4	GLO commenced operations on April 25, 2006.
5

The Fund Complex for all Trustees, except Mr. Rutledge and Mr. Burke, consists of the Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund. The Fund Complex for Mr. Rutledge and Mr. Burke consists of Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund and the Clough China Fund, a series of the Financial Investors Trust.

6	“Interested Trustees” of a Fund as defined in the 1940 Act.
7	Mr. Burke is considered to be an “Interested Trustee” because of his affiliation with ALPS, which acts as each Fund’s administrator.
8	Mr. Canty is considered to be an “Interested Trustee” because of his affiliation with Clough, which acts as each Fund’s investment adviser.
9	Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.

Beneficial Ownership Of Common Shares Held In A Fund And In All Funds In The Family Of Investment Companies For Each Trustee And Nominee For Election As Trustee

Set forth in the table below is the dollar range of equity securities held in each Fund and on an aggregate basis for all Funds overseen in a family of investment companies overseen by each Trustee.

Name of Trustee/Nominee	Dollar Range[1] of Equity Securities Held in:
	Clough Global Allocation Fund[2]	Clough Global Equity Fund[2]	Clough Global Opportunities Fund[2]	Aggregate Dollar Range of Equity Securities Held in All Funds in the Family of Investment Companies[3]
Edmund J. Burke	None	None	None	None
Robert L. Butler	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$50,001-$100,000
James E. Canty	$50,001-$100,000	Over $100,000	$50,001-$100,000	Over $100,000
Adam D. Crescenzi	None	None	$50,001-$100,000	$50,001-$100,000
John F. Mee	None	None	None	None
Richard C. Rantzow	$10,001-$50,000	$10,001-$50,000	None	$50,001-$100,000
Jerry G. Rutledge	$50,001-$100,000	Over $100,000	$50,001-$100,000	Over $100,000
Vincent W. Versaci[4]	None	None	None	None

(1)

This information has been furnished by each Trustee and nominee for election as Trustee as of December 31, 2012. “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(2)	Ownership amount constitutes less than 1% of the total Common Shares outstanding.
(3)	The Funds in the family of investment companies for all Trustees, consists of the Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund.
(4)	Judge Versaci was appointed a Trustee as of March 14, 2013.

Trustee Transactions with Fund Affiliates

As of December 31, 2012, none of the independent trustees, as such term is defined by the NYSE MKT’s Listing Standards (each an “Independent Trustee” and collectively the “Independent Trustees”), nor members of their immediate families owned securities, beneficially or of record, in Clough, or an affiliate or person directly or indirectly controlling, controlled by, or under common control with Clough. Furthermore, over the past five years, neither the Independent Trustees nor members of their immediate families have any direct or indirect interest, the value of which exceeds $120,000, in Clough or any of its affiliates. In addition, since the beginning of the last two fiscal years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which Clough or any affiliate of Clough was a party.

Trustee Compensation

The following table sets forth certain information regarding the compensation of the Funds’ Trustees for the fiscal year ended March 31, 2013. Trustees and Officers of the Funds who are employed by ALPS or Clough receive no compensation or expense reimbursement from any of the Funds.

Compensation Table For The Fiscal Year Ended March 31, 2013.

Name of Trustee/Nominee	Aggregate Compensation Paid From:			Total Compensation From the Fund and Fund Complex Paid to Trustees**
	Clough Global Allocation Fund*	Clough Global Equity Fund*	Clough Global Opportunities Fund*
Andrew C. Boynton***	$15,000	$15,000	$15,000	$45,000
Edmund J. Burke	None	None	None	None
Robert L. Butler	$24,000	$24,000	$24,000	$72,000
James E. Canty	None	None	None	None
Adam D. Crescenzi	$20,000	$20,000	$20,000	$60,000
John F. Mee	$20,000	$20,000	$20,000	$60,000
Richard C. Rantzow	$22,000	$22,000	$22,000	$66,000
Jerry G. Rutledge	$20,000	$20,000	$20,000	$92,000
Vincent W. Versaci****	None	None	None	None
Total	$121,000	$121,000	$121,000	$395,000

*	Represents the total compensation paid to such persons by such Fund during the fiscal year ended March 31, 2013.
**

Represents the total compensation paid to such persons by the Fund Complex during the fiscal year ended by March 31, 2013. The Fund Complex for all Trustees, except Mr. Rutledge and Mr. Burke, consists of the Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund. The Fund Complex for Mr. Rutledge and Mr. Burke consists of Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund and the Clough China Fund, a series of the Financial Investors Trust. The total compensation paid to Mr. Rutledge includes the compensation he receives as a trustee of Financial Investors Trust. Mr. Burke does not receive compensation from the Fund Complex as an “Interested Trustee”.

***	Effective September 28, 2013 Andrew C. Boynton resigned as a Trustee of each Fund.
****	Judge Versaci was appointed a Trustee on March 14, 2013. Judge Versaci did not receive compensation for the fiscal year ended March 31, 2013.

Each Fund pays the Chairman of the Board (the “Chairman”) and each Independent Trustee who is not affiliated with ALPS or Clough or their affiliates. The Chairman receives from each Fund an annual retainer of $16,800 per year plus $1,800 per meeting attended in person and by telephone. The Audit Committee Chairman receives from each Fund an annual retainer of $15,400 per year plus $1,650 per meeting attended in person and by telephone. The Independent Trustees receive from each Fund an annual retainer of $14,000 per year plus $1,500 per meeting attended in person and by telephone. The per meeting fees paid to the Chairman, Audit Committee Chairman and the Independent Trustees are for each regularly scheduled Board meeting for each Fund and any special meeting of the Board convened to address the Funds’ more immediate business or regulatory needs. The Chairman, Audit Committee Chairman and each Independent Trustee’s actual out-of-pocket expenses relating to their attendance at such meetings are also paid for by the Funds. The aggregate remuneration (not including out-of-pocket expenses) paid to Messrs. Butler, Crescenzi, Mee, Rantzow and Rutledge during the fiscal year ended March 31, 2013, by the Clough Global Allocation Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund equaled $121,000, $121,000 and $121,000, respectively.

During the fiscal year ended March 31, 2013, the Board of each Fund met four times. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which he is a member.

Leadership Structure of the Board of Trustees

The Board, which has overall responsibility for the oversight of each Fund’s investment programs and business affairs, has appointed an Independent Trustee as Chairman of the Board whose role is to preside at all meetings of the Board. The Board has also appointed an Independent Trustee as Vice-Chairman of the Funds. The Chairman is involved, at his discretion, in the preparation of the agendas for the Board meetings. In between meetings of the Board, the Chairman may act as liaison between the Board and the Funds’ officers, attorneys and various other service providers, including but not limited to, the Funds’ investment adviser, administrator and other such third parties servicing the Funds. The Chairman may also perform other functions as may be delegated by the Board from time to time. The Board believes that the use of an Independent Trustee as Chairman is the appropriate leadership structure for mitigating potential conflicts of interest associated with appointing an Interested Trustee as chairman and facilitates the ability to maintain a robust culture of compliance. The Funds have three standing committees, each of which enhances the leadership structure of the Board: the Audit Committee; the Nominating Committee; and the Executive Committee. The Audit Committee and Nominating Committee are each chaired by, and composed of, members who are Independent Trustees. The Executive Committee consists of two Interested Trustees and one Independent Trustee.

Oversight of Risk Management

Each Fund is confronted with a multitude of risks such as investment risk, counter party risk, valuation risk, political risk, risk of operational failures, business continuity risk, regulatory risk, legal risk and other risks not listed here. The Board recognizes that not all risks that may affect the Funds can be known, eliminated or mitigated. In addition, there are some risks that may not be cost effective or an efficient use of each Fund’s limited resources to moderate. As a result of these realities, the Board, through its oversight and leadership, has and will continue to deem it necessary for shareholders of each Fund to bear certain and undeniable risks, such as investment risk, in order for each Fund to operate in accordance with its prospectus, statement of additional information and other related documents.

However, as required under the 1940 Act, the Board has adopted on the Funds’ behalf a vigorous risk program that mandates the Funds’ various service providers, including the investment adviser, to adopt a variety of processes, procedures and controls to identify various risks, mitigate the likelihood of such adverse events from occurring and/or attempt to limit the effects of such adverse events on a Fund. The Board fulfills its leadership role by receiving a variety of quarterly written reports prepared by the Funds’ Chief Compliance Officer (“CCO”) that: (i) evaluate the operation of the Funds’ service providers; (ii) make known any material changes to the policies and procedures adopted by the Funds or their service providers since the CCO’s last report and; (iii) disclose any material compliance matter that occurred since the date of the last CCO report. In addition, the Chairman and the Independent Trustees meet quarterly in executive sessions without the presence of any Interested Trustees, the investment adviser, the administrator, or any of their affiliates. This configuration permits the Chairman and the Independent Trustees to effectively receive the information and have private discussions necessary to perform its risk oversight role, exercise independent judgment, and allocate areas or responsibility between the full Board, its various committees and certain officers of the Funds. Furthermore the Independent Trustees have engaged independent legal counsel and auditors to assist the Independent Trustees in performing their responsibilities. As discussed above and in consideration of other factors not referenced herein, the function of the Board with respect to its leadership role concerning risk management is one of oversight and not active management or coordination of the Funds’ day-to-day risk management activities.

Audit Committee Reports

The role of the Funds’ Audit Committee is to assist the Board in its oversight of: (i) the quality and integrity of Funds’ financial statements, reporting process and the independent registered public accounting firm (the “independent accountant”) and reviews thereof; (ii) the Funds’ accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) the Funds’ compliance with legal and regulatory requirements; and (iv) the independent accountant’s qualifications, independence and performance. The Audit Committee is also required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in each Fund’s annual proxy statement. Each Audit Committee operates pursuant to an Audit Committee Charter (the “Charter”) that was most recently reviewed and approved by the Audit Committee on December 5, 2012. The Charter is available at the Funds’ website, www.cloughglobal.com. As set forth in the Charter, management is responsible for maintaining appropriate systems for accounting and internal control and the Funds’ independent accountant is responsible for planning and carrying out proper audits and reviews. The independent accountant is ultimately accountable to each Fund’s Board and Audit Committee, as representatives of each Fund’s shareholders. The independent accountant for the Funds reports directly to the Audit Committee.

In performing its oversight function, at a meeting held on May 21, 2013, the Audit Committee reviewed and discussed with management of the Funds and the independent accountant, Cohen Fund Audit Services, Ltd. (“Cohen”), the audited financial statements of the Funds as of and for the fiscal year ended March 31, 2013, and discussed the audit of such financial statements with the independent accountant.

In addition, the Audit Committee discussed with the independent accountant the accounting principles applied by the Funds and such other matters brought to the attention of the Audit Committee by the independent accountant required by Statement of Auditing Standards No. 114, (The Auditor’s communication with those charged with Governance) as currently modified or supplemented and No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. The Audit Committee also received from the independent accountant the written disclosures and letters required by Independence Standards Board Standard No. 1, (Independence Discussions with Audit Committees), as adopted by the PCAOB in Rule 3600T and discussed the relationship between the independent accountant and the Funds and the impact that any such relationships might have on the objectivity and independence of the independent accountant.

As set forth above, and as more fully set forth in the Charter, the Audit Committee has significant duties and powers in its oversight role with respect to each Fund’s financial reporting procedures, internal control systems and the independent audit process.

The members of the Audit Committees are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Funds for accounting, financial management or internal control purposes. Moreover, each Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent verification of the facts presented to it or representation made by management or the Funds’ independent accountant. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of each Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Funds’ independent accountant, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, each Audit Committee recommends to its Board of Trustees that each Fund’s audited financial statements be included in the Funds’ Annual Report for the fiscal year ended March 31, 2013.

SUBMITTED BY THE AUDIT COMMITTEE OF EACH FUND’S BOARD OF TRUSTEES

Richard C. Rantzow, Chairman

Robert L. Butler

Adam D. Crescenzi

John F. Mee

Jerry G. Rutledge

Vincent W. Versaci

May 21, 2013

Each Audit Committee met three times during the fiscal year ended March 31, 2013. Each Audit Committee is composed of six Independent Trustees, namely Messrs. Butler, Crescenzi, Mee, Rantzow and Rutledge and Judge Versaci. None of the members of the Audit Committee are “interested persons” of the Funds.

Based on the findings of the Audit Committee, the Audit Committee has determined that Mr. Richard C. Rantzow is each Fund’s “audit committee financial expert,” as defined in the rules promulgated by the SEC, and as required by NYSE MKT Listing Standards. Mr. Rantzow serves as the Chairman of the Audit Committee for each Fund.

Nominating Committee

Each Fund’s Board has a Nominating Committee composed of six Independent Trustees as the term is defined by the NYSE MKT Listing Standards, namely Messrs. Butler, Crescenzi, Mee, Rantzow and Rutledge and Judge Versaci. None of the members of the Nominating Committee are “interested persons” of the Funds. The Nominating Committee met twice during the fiscal year ended March 31, 2013. The Nominating Committee is responsible for identifying and recommending to the Board individuals believed to be qualified to become Board members and officers of the Funds in the event that a position is vacated or created. Mr. Crescenzi serves as Chairman of the Nominating Committee of each Fund.

When such vacancies or creations occur, the Nominating Committee will consider Trustee candidates recommended by a variety of sources to include each Fund’s respective shareholders. At a meeting of the Nominating Committee held March 14, 2013, the Nominating Committee recommended the Board of each Fund approve Hon Vincent W. Versaci to stand for election as a Trustee of each Fund. James E. Canty, Trustee of the Fund and founding partner of Clough and Portfolio Manager of the Funds, recommended Hon. Vincent W. Versaci as a nominee. The Nominating Committee has a diversity policy. In considering Trustee candidates, the Nominating Committee will take into consideration the interest of shareholders, the needs of the Board and the Trustee candidate’s qualifications, which include but are not limited to, the diversity of the individual’s professional experience, education, individual qualification or skills.

Any shareholder recommendation described above must be sent to the applicable Fund’s Secretary c/o ALPS. The Funds’ Nominating Committee has not adopted any charters. If a charter is adopted by a particular Fund in the future, it will be available at the time on the Funds’ website (www.cloughglobal.com).

Executive Committee

The Executive Committee meets periodically to take action, as authorized by the Board, if the Board cannot meet. Members of the Executive Committee are currently Messrs. Burke, Butler and Canty. During the fiscal year ended March 31, 2013, the Executive Committee met once.

Compensation Committee

The Funds do not have a compensation committee.

Other Board Related Matters

The Funds do not require Trustees to attend the Annual Meeting of Shareholders. No Trustees attended the Funds’ Annual Meeting of Shareholders held in 2012.

REQUIRED VOTE

The election of each of the listed nominees for Trustee of a Fund requires the affirmative vote of the holders of a plurality of the votes cast by the holders of Common Shares represented at each Fund’s respective Meeting, if a quorum is present.

EACH FUND’S BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE COMMON SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH FUND’S RESPECTIVE NOMINEES.

ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

Cohen, 800 Westpoint Parkway, Suite 1100, Westlake, OH 44145-1524, has been selected to serve as each Fund’s independent registered public accounting firm for each Fund’s fiscal year ending March 31, 2014. Cohen acted as each Fund’s independent registered public accounting firm for the fiscal year ended March 31, 2013. The Funds know of no direct financial or material indirect financial interest of Cohen in any of the Funds. A representative of Cohen will not be present at the Meetings, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

On March 16, 2012, the Audit Committees of the Board of Trustees of each of Clough Global Allocation Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each individually a “Fund”, and together, the “Funds”) dismissed Deloitte & Touche LLP (“D&T”) as the independent registered public accounting firm of the respective Funds.

During the fiscal years ended March 31, 2011 and the subsequent interim period through March 16, 2012: (1) there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report, and (2) there were no “reportable events” as that term is defined in Item 304(a)(1) of Regulation S-K. The audit report of D&T on each of the Fund’s financial statements for the fiscal year ended March 31, 2011 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

Also on March 16, 2012, the Audit Committees of each of the Funds engaged Cohen Fund Audit Services, Ltd. (“Cohen”) as the independent registered public accounting firm to audit the financial statements of the respective Funds for the fiscal year ended March 31, 2012. During the fiscal years ended March 31, 2011 and the subsequent interim period through March 16, 2012, none of the Funds nor anyone on their behalf consulted with Cohen regarding either: (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on any of the Funds’ financial statements, and no written report or oral advice was provided to any of the Funds that Cohen concluded was an important factor considered by the respective Funds in reaching a decision as to an accounting, auditing or financial reporting issue or (2) any matter that was the subject of a disagreement or reportable event as defined in Item 304(a)(1) of Regulation S-K.

The Audit Committees of each of the Funds dismissed D&T from its engagement as the independent registered public accounting firm to audit the financial statements of the respective Funds as a result of an independence issue that D&T brought to the Audit Committees’ attention. Specifically, Deloitte Consulting LLP (“Deloitte Consulting”), a firm affiliated with D&T, purchased certain intellectual property in May 2006 from an entity and certain individuals, including Andrew C. Boynton, (the “Consulting Trustee”) who served as a Trustee of each of the Funds until his resignation on September 28, 2012. In connection with the purchase, and subsequent to this purchase, Deloitte Consulting and its affiliates (together, “Deloitte”) engaged the Consulting Trustee to provide consulting services. The amounts paid to the Consulting Trustee in connection with the purchase and consulting services were significant to the Consulting Trustee. Deloitte ceased using the Consulting Trustee’s services in 2010, with the final payment for services to the Consulting Trustee occurring in 2011.

D&T conducted an investigation of the facts and circumstances surrounding the business relationships described above and the extent to which they may have impacted D&T’s audit process with respect to the financial statements of each of the Funds. D&T informed the Audit Committees of each of the Funds that D&T believes that the Consulting Trustee’s relationship with Deloitte had no impact on the objectivity, integrity or impartiality of the audit teams conducting the audits of the Funds’ financial statements. In reaching this conclusion, D&T informed the Audit Committees of each of the Funds that it had considered that the engagement partners and the primary audit managers of the D&T audit engagement teams who conducted the audits of the financial statements of each of the Funds were unaware of the initial purchase and of the Consulting Trustee’s consulting relationship with Deloitte and, as a result, the audit teams’ objectivity, integrity and impartiality was not impacted in conducting the audits of the respective Funds’ financial statements. D&T acknowledged that certain aspects of the relationships described above with the Consulting Trustee caused a breach of D&T’s compliance with the SEC’s independence rules relating to business relationships with audit clients. D&T has further informed the Audit Committees of each of the Funds that, based upon D&T’s investigation of the facts and circumstances, D&T does not believe that its prior audit reports with respect to any of the Funds financial statements need to be withdrawn.

In addition to the information provided by D&T, the Audit Committees considered that, to their knowledge and based upon their investigation: none of the current or former members of the Audit Committees (other than the Consulting Trustee who was providing the services to Deloitte) and none of the employees of ALPS Funds Services, the administrator of the Funds, that had responsibility for the functions that the administrator performed for the Funds during the relevant period, was aware that the Consulting Trustee had sold intellectual property, or was providing services, to Deloitte. The Consulting Trustee also confirmed to the other members of the Audit Committees that he had not attempted directly or indirectly to influence D&T’s planning or conduct of the audits of the Funds’ financial statements.

Based on their reviews, the Audit Committees, with the Consulting Trustee who provided the services to Deloitte abstaining: (1) determined that it does not appear that the Consulting Trustee attempted to influence at any time D&T’s planning or conduct of the audits of the Fund’s financial statements, (2) determined that D&T’s objectivity, integrity and professional skepticism was not impaired, and (3) agrees with the conclusion that the prior audit reports with respect to each of the Funds financial statements need not be withdrawn.

Principal Accounting Fees and Services

The following table sets forth for each Fund the aggregate fees billed by Cohen for each Fund’s fiscal year ended March 31, 2012 and D March 31, 2013 and D&T for tax services for each Fund’s fiscal year ended March 31, 2012 as a result of professional services rendered for:

(1) Audit Fees for professional services provided by Cohen for the audit of each Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements;

(2) Audit-Related Fees for assurance and related services by Cohen that are reasonably related to the performance of the audit of each Fund’s financial statements and are not reported under “Audit Fees”;

(3) Tax Fees for professional services by Cohen or D&T for tax compliance, tax advice and tax planning; and

(4) All Other Fees for products and services provided by Cohen other than those services reported in above under “Audit Fees,” “Audit Related Fees” and “Tax Fees”.

	Clough Global Allocation Fund		Clough Global Equity Fund		Clough Global Opportunities Fund
	2013	2012	2013	2012	2013	2012

Audit Fee	$20,000	$20,000	$20,000	$20,000	$20,000	$20,000

Audit Related Fees	$0	$0	$0	$0	$0	$0

Tax Fees	$3,000	$3,000	$3,000	$3,000	$3,000	$3,000

All Other Fees	$0	$0	$0	$0	$0	$0

Each Fund’s Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accountant to a Fund and all non-audit services to be provided by the independent registered public accountant to the Fund’s investment adviser and service providers controlling, controlled by or under common control with the Fund’s investment adviser (“affiliates”) that provide on-going services to a Fund (a “Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of a Fund. Each Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman of the Audit Committee must report to the Fund’s Audit Committee at its next regularly scheduled meeting after the Chairman of the Audit Committee’s pre-approval of such services, his decision(s). The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of an Audit Committee’s pre-approval responsibilities to other persons (other than the investment adviser or a Fund’s officers). Pre-approval by an Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to a Fund, the investment adviser, and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by a Fund to its independent accountant during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by a Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the applicable Audit Committee and approved by the Audit Committee or Audit Committee Chairman prior to the completion of the audit. All of the audit and audit-related services and tax services described above for which Cohen billed the Funds fees for the fiscal year ended March 31, 2013, , were pre-approved by the Audit Committee.

The Investment Adviser and Administrator

Clough is the investment adviser for each of the Funds, and its business address is One Post Office Square, 40th Floor, Boston, Massachusetts 02109.

ALPS is the administrator for each of the Funds, and its business address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Funds’ officers and Trustees, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of a registered class of a Fund’s Common Shares to file reports of ownership and changes in ownership with the SEC and the NYSE MKT and to furnish the Funds with copies of all Section 16(a) forms they file. Based solely on a review of the reports filed, each Fund believes that during fiscal year ended March 31, 2013, all Section 16(a) filing requirements applicable to each Fund’s officers, Trustees and greater than 10% beneficial owners were complied with.

Broker Non-Votes and Abstentions

The affirmative vote of a plurality of votes cast for each nominee by the holders entitled to vote for a particular nominee is necessary for the election of a nominee.

For the purpose of electing nominees, abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the election. Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of each Fund’s quorum.

Shareholders of the Funds will be informed of the voting results of its Meeting in the Funds’ Semi-Annual Report dated September 30, 2013.

OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees of the Funds do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before a Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder Communications with Board of Trustees

Shareholders may mail written communications to each Fund’s Board, to committees of the Board or to specified individual Trustees in care of the Secretary of the Funds, 1290 Broadway, Suite 1100, Denver, Colorado 80203. All shareholder communications received by the Secretary will be forwarded promptly to the applicable Board, the relevant Board’s committee or the specified individual Trustees, as applicable, except that the Secretary may, in good faith, determine that a shareholder communication should not be so forwarded if it does not reasonably relate to a Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in a Fund or is purely ministerial in nature.

SHAREHOLDER PROPOSALS

Any shareholder proposal to be considered for inclusion in the Fund’s proxy statement and form of proxy for the annual meeting of shareholders to be held in 2013 should have been received by the Secretary of a Fund no later than January 29, 2013. In addition, pursuant to the Fund’s By-Laws, a shareholder is required to give to a Fund notice of, and specified information with respect to, any proposals that such shareholder intends to present at the 2014 annual meeting no earlier than December 30, 2013, and no later than January 29, 2014. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the 1934 Act, a Fund may solicit proxies in connection with the 2014 annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Secretary of a Fund does not receive notice in accordance with the aforementioned date. Timely submission of a proposal does not guarantee that such proposal will be included.

IF VOTING BY PAPER PROXIES, IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND A MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Proxy Tabulator
PO Box 55046
Boston MA 02205-5046	Your Proxy Vote is Important!

Vote by Internet
Please go to the electronic voting site at www.eproxyvote.com/clough. Follow the on-line instructions. If you vote by internet, you do not have to return your proxy card.

Vote by Mail
Complete, sign and date your proxy card and return it promptly in the enclosed envelope.

If Voting by Mail Remember to sign and date form below. Please ensure the address to the right shows through the window of the enclosed postage paid return envelope.	Proxy Tabulator PO Box 55046 Boston MA 02205-9836

CLOUGH GLOBAL EQUITY FUND

PROXY FOR A ANNUAL MEETING OF SHAREHOLDERS

July 15, 2013

The undersigned hereby appoints Erin D. Nelson and Jeremy O. May, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Clough Global Global Fund (the “Fund”), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund (the “Meeting”) to be held at the offices of the Fund, 1290 Broadway, Suite 1100, Denver, Colorado 80203 on Monday, July 15, 2013, at 9:00 a.m. MT, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

Note: Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature	Date

PLEASE VOTE, DATE AND SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Important Notice Regarding the Availability of Proxy Materials for the

Clough Global Equity Fund

Annual Shareholder Meeting to Be Held on

July 15, 2013

The Proxy Statement for this meeting is available at:

www.eproxyvote.com/clough

PLEASE VOTE YOUR PROXY TODAY!

TO VOTE YOUR PROXY BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

YOU ALSO MAY VOTE YOUR PROXY VIA THE INTERNET.

PLEASE MARK VOTE AS IN THIS EXAMPLE:  ■

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 2 and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal 2.

2. To Elect three (4) Trustees of the Fund:	FOR ALL	WITHOLD ALL	FOR ALL EXCEPT*
	☐	☐	☐
(01) Robert L. Butler
(02) James E. Canty
(03) Richard C. Rantzow
(04) Vincent W. Versaci
(*INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided below.)

YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE, AND RETURN YOUR PROXY CARD TODAY.